Subsequent events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent events
27.	Subsequent events

Restricted shares grant

In March 2015, 1,769,000 restricted shares had been granted to certain executive officers or employees of the Group.

Issuance of common shares

In January 2015, the Company issued to a depositary bank for American Depositary Shares, 10,991,120 common shares, which were reserved for the future exercise of share options or vesting of restricted shares.

Investments

In January 2015, the Group paid USD 1 million as the consideration to acquired 2.24% equity interests in 11.2 Capital I, L.P., a limited partnership which makes venture capital investments, principally by investing in and holding equity and equity-oriented securities of privately held companies, with a focus on companies that are primarily focused on enterprise technologies, next generation hardware and related technologies. This acquisition was closed on January 15, 2015.

In February 2015, the Group paid USD 647 thousand as the consideration to acquire 19.9% equity interests in Suzhou Heidisi Network Technology Co., Ltd., a company which develops and operates mobile game in the PRC. This acquisition was closed on March 11, 2015.

In March 2015, the Group paid USD 1.2 million as part of the consideration (total consideration was 2 million) for acquiring 15% equity interests in Xiamen Diensi Network Technology Co., Ltd., a company which provides domain name analysis services in the PRC. This acquisition was still in the process as of April 20, 2015.

Proposed disposal of business and assets in relation to Xunlei Kankan

On March 31, 2015, the Group entered into a legally binding framework agreement with Beijing Nesound International Media Corp., Ltd. (“Nesound”), an independent third party, to sell the Group’s online video streaming platform, Xunlei Kankan. Pursuant to the framework agreement, the Group agreed to dispose and Nesound agreed to acquire the business and assets in relation to Xunlei Kankan, together with 100% of equity interest of Shenzhen Xunlei Kankan Information Technologies Co., Ltd, for an aggregate cash consideration of RMB 130 million. Nesound has paid a deposit of RMB26 million as of the date of April 20, 2015. The completion of the transaction is subject to the signing of a definitive purchase agreement and fulfilling closing conditions contained therein, which may include the completion of a specific research and development project, the transfer of domain name, other assets and certain liabilities and businesses of Xunlei Kankan, and the application for the transfer of permits and licenses required for Xunlei Kankan’s operations. If the transaction fails to close due to the fault of either Xunlei or Nesound, including the failure to meet closing conditions, the responsible party shall be liable to pay a penalty of RMB52 million in addition to returning the deposit of RMB26 million.